UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2018 (May 10, 2018)

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Pain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7801 N Capital of Texas Highway, Suite 260

Austin, Texas 78731

(Address of principal executive offices, including zip code)

(512) 501-2444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2018 Omnibus Incentive Plan

Pain Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), on May 10, 2018 at which time the Company’s stockholders approved the Company 2018 Omnibus Incentive Plan (the “2018 Plan”), which had been previously approved by the Company’s Board of Directors.

The 2018 Plan reserves 1,000,000 shares of the Company’s Common Stock to be used for the Company’s compensation programs for its executive, employee, independent contractors, consultants and directors. The 2018 Plan will allow the Company to continue to offer equity and other award, which the Company believes is necessary to retain, motivate and attract experienced and highly qualified service providers.

The 2018 Plan is described in detail in the Company’s 2018 Definitive Proxy Statement filed with the Securities and Exchange Commission(“SEC”) on March 27, 2018.  The summary descriptions of the 2018 Plan set forth above and in the 2018 Definitive Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2018 Plan which is filed as Exhibit 10.1 to this Current Report on SEC Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Pain Therapeutics, Inc. was held on May 10, 2018. Of the 6,895,509 shares of our common stock entitled to vote at the meeting, 6,010,394 shares, representing approximately 87 % of the total votes eligible to be cast, were represented at the meeting in person or by proxy, constituting a quorum. Final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

Proposal One – Each of the three (3) nominees for election to the Board of Directors was elected to serve for a three-year term, and until his successor is duly elected and qualified, based upon the following votes:

Director	For	Withheld	Broker Non-Vote
Remi Barbier	2,063,052	1,408,827	2,538,065
Sanford R. Robertson	1,990,797	1,481,532	2,538,065
Patrick J. Scannon M.D., Ph.D.	2,145,074	1,327,255	2,538,065

Proposal Two - The 2018 Plan and the reservation of a total of 1,000,000 shares of the Company’s common stock for issuance was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,903,862	1,559,290	9,177	2,538,065

Proposal Three – The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018, was ratified based upon the following votes:

For	Against	Abstain
5,863,086	124,472	22,836

Proposal Four – The Company’s 2017 executive compensation was approved on a non-binding advisory basis based upon the following votes:

For	Against	Abstain	Broker Non -Vote
1,883,175	1,574,515	14,639	2,538,065

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	2018 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAIN THERAPEUTICS, INC.
a Delaware corporation

Date: May 11, 2018
	By:	/s/ REMI BARBIER
Remi Barbier
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2018 Omnibus Incentive Plan